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                  Niagara Mohawk
                  Holdings, Inc.

                                                 IF YOU WISH TO VOTE BY
                                                  TELEPHONE OR INTERNET,
                                          PLEASE READ THE INSTRUCTIONS BELOW.


                                        Niagara Mohawk Holdings, Inc. encourages you to take advantage of voting your shares electronically on matters to be covered at the Special Meeting of Shareholders on January 19, 2001.

                                        Please take the opportunity to use one
                                        of the three voting methods outlined
                                        below to cast your ballot.

                                        VOTE BY PHONE - (800) 250-9081
                                        Use any touch-tone telephone to vote
                                        your proxy 24 hours a day, 7 days a
                                        week. Have your proxy card in hand when
                                        you call. You will be prompted to enter
                                        your Control Number, which is located
                                        below, and then follow the simple
                                        prompts that will be presented to you to record your vote.

                                        VOTE BY INTERNET -
                                        HTTP://WWW.VOTEFAST.COM
                                        Use the Internet to vote your proxy 24
                                        hours a day, 7 days a week. Have your
                                        proxy card in hand when you access the
                                        web site. You will be prompted to enter
                                        your Control Number, and then you can
                                        follow the simple prompts that will be
                                        presented to you to record your vote.

                                        VOTE BY MAIL
                                        Mark, sign and date your proxy card and
                                        return it in the enclosed postage-paid
                                        envelope or return to: Corporate
                                        Election Services, P.O. Box 1150,
                                        Pittsburgh, PA 15230-9954.

  IF YOU VOTE BY PHONE OR BY USING THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY.

                                                       THANK YOU FOR VOTING.
                                CONTROL NUMBER:

                PLEASE FOLD AND DETACH HERE   Please mark your votes as this /X/
--------------------------------------------------------------------------------

NIAGARA MOHAWK HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE MERGER AGREEMENT:

      Adoption of the Merger Agreement, dated as of September 4, 2000, as amended on December 1, 2000, pursuant to which Niagara Mohawk Holdings, Inc. will become a wholly-owned subsidiary of a successor to National Grid Group plc:

         For /_/      Against /_/      Abstain /_/


/_/ Please check this box if you plan to attend the Special Meeting of Shareholders.

                                          --------------------------------------
                                          SIGNATURE                         DATE


                                          --------------------------------------
                                          SIGNATURE (JOINT OWNERS)          DATE

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
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========================== A D M I S S I O N  C A R D ==========================

         NIAGARA MOHAWK HOLDINGS, INC. SPECIAL MEETING OF SHAREHOLDERS
                        - JANUARY 19, 2001 - 10:30 A.M.


             PLEASE BRING THIS CARD TO THE SPECIAL MEETING. IT WILL EXPEDITE YOUR ADMITTANCE WHEN PRESENTED UPON YOUR ARRIVAL.

         /_/ Company employee
         /_/ Company retiree
         /_/ Invited guest representing:
                                        --------------------------------
                                         (Company, organization, etc.)


                     THE ONONDAGA COUNTY CONVENTION CENTER
                              800 SO. STATE STREET
                         SYRACUSE, NEW YORK 13202-3017

================================================================================

                           PLEASE FOLD AND DETACH HERE













                           PLEASE FOLD AND DETACH HERE

                          NIAGARA MOHAWK HOLDINGS, INC.
                300 Erie Boulevard West, Syracuse, New York 13202

The undersigned hereby appoints William F. Allyn, William E. Davis, Henry A. Panasci, Jr., and Patti McGill Peterson and each or any of them, proxies of the undersigned, with full power of substitution to represent and to vote, as designated on the reverse side, and on any other business that may come before the meeting, all the shares of Common Stock of the Corporation held of record by the undersigned on November 29, 2000 at the Special Meeting of Shareholders to be held on January 19, 2001 and at any adjournment(s) thereof. Said proxies are instructed to vote for or against proposals, as indicated by the undersigned, and in such proxies' discretion on any other business that may come before the meeting.

If voting by mail, please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign.

                (CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE)